THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT

    This Third Amendment to Asset Purchase Agreement is made and entered into this 27th day of February, 2023, by and among T AND N, INCORPORATED, a Texas corporation (the “Company”), and RCI Dining Services (Majesty), Inc., a Texas corporation (the “Purchaser”). The Company and the Purchaser are sometimes hereinafter collectively referred to as the “Parties” or individually as a “Party.”

    WHEREAS, the Parties entered into an Asset Purchase Agreement (the “Agreement”) dated December 12, 2022, the transactions under which have not yet closed; and

    WHEREAS, the Parties entered into an Amendment to the Asset Purchase Agreement dated January 19, 2023, to correct a mistake in the Company’s spelling of its name; and

    WHEREAS, the Parties executed a Second Amendment to the Asset Purchase Agreement (the “Second Amendment”) for the sole purpose of extending the Closing Date; and

    WHEREAS, the Parties desire to enter into and execute this Third Amendment to Asset Purchase Agreement (the “Third Amendment”) as set forth below.

    NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties hereby agree to the following:

1.    All capitalized terms used herein shall have the meanings assigned to them in the Agreement unless expressly defined otherwise in this Third Amendment.

2.    Except as otherwise specifically provided herein, all terms and conditions of the Agreement shall apply to the interpretation and enforcement of this Third Amendment as if explicitly set forth herein.

3.    Section 4.1 of the Agreement is amended so that reference to January 31, 2023 is changed to March 31, 2023.

4.    Section 12.14 of the Agreement is amended so that reference to January 31, 2023 is changed to March 31, 2023.

5.    Except as expressly modified hereby, the Agreement is hereby ratified and confirmed and remains in full force and effect. Hereinafter, any references to the Agreement shall refer to the Agreement as amended hereby.

6.    This Third Amendment shall be of no force and effect until receipt and execution of this Third Amendment by all of the Parties. This Third Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed one instrument, by facsimile signature of any of the parties, each of which shall be deemed an original for all purposes.
    IN WITNESS HEREOF, the parties hereto have caused this Third Amendment to be executed by their duly authorized officers on the day and year first written above.

RCI Dining Services (Majesty), Inc.

Third Amendment to Asset Purchase Agreement

By:___/s/ Travis Reese__________________
    Travis Reese, President

T AND N, INCORPORATED

By:___/s/ Steven William Craft___________
    Steven William Craft, President

Third Amendment to Asset Purchase Agreement